INDEMNIFICATION AGREEMENT


         This Agreement (the "Agreement") is made as of this 21st day of July, 1998, by and between Cavalier Homes, Inc., a Delaware corporation (the "Company"), and ________________________ ("Indemnitee").


                              W I T N E S S E T H:

                  WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors and officers; and

                  WHEREAS, Indemnitee is unwilling to serve, or continue, in Indemnitee's present capacity without assurances that adequate liability insurance, indemnification or a combination thereof is, and will continue to be, provided; and

                  WHEREAS, the Amended and Restated By-laws of the Company (the "Bylaws") require the Company to indemnify its directors and officers and allows the Company to indemnify employees; and

                  WHEREAS, the Company, in order to induce Indemnitee to continue to serve the Company, has agreed to provide Indemnitee with the benefits contemplated by this Agreement; and

                  WHEREAS, as   a  result  of   the  provision of such benefits,
         Indemnitee has agreed to serve or continue to serve the Company;

                  NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, including the Indemnitee's continued service to the Company, the adequacy and sufficiency of which are hereby acknowledged, the Company and Indemnitee hereby agree as follows:


         1.       Definitions.  The   following  terms, as used herein, have the
following respective meanings:

                  (a) The  "Act"  means  the    Securities Exchange Act of 1934,
as amended.

                  (b) An "Affiliate" of a specified Person is a Person who directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.



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                  (c) The term "Associate", when used to indicate a relationship with any Person, means (i) any corporation or organization (other than the Company or a Subsidiary) of which such Person is an officer, director or partner or is, directly, or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of Equity Securities, (ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity (other than an Employee Plan Fiduciary), (iii) any Relative of such Person, or (iv) any officer or director of any corporation controlling or controlled by such Person.

                  (d) "Beneficial Ownership" shall be determined, and a Person shall be the Beneficial Owner of all securities which such Person is deemed to own beneficially, pursuant to Rule 13d-3 (or any successor rule or statutory provision), or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on the date hereof; provided, however, that a Person shall, in any event, also be deemed to be the Beneficial Owner of any Voting Share: (a) of which such Person or any of its Affiliates or Associates is, directly or indirectly, the Beneficial Owner, or (b) of which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such Person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner), or (c) of which any other Person is, directly or indirectly, the Beneficial Owner if such first mentioned Person or any of its Affiliates or Associates acts with such other Person as a partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company; and provided further, however, that (i) no director or officer of the Company, nor any Associate or Affiliate of any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares of which any other such director or officer (or any Associate or Affiliate thereof) is the Beneficial Owner and (ii) no Employee Plan Fiduciary or any Associate or Affiliate of any such Employee Plan Fiduciary, shall, solely by reason of being an Employee Plan Fiduciary or Associate or Affiliate of an Employee Plan Fiduciary, be deemed for any purposes hereof to be the Beneficial Owner of any Voting Shares held by or under any such plan.

                  (e) The "Board of Directors" means the Board of Directors of the Company.

                  (f) A  "Change in Control" shall be deemed to have occurred if

                           (i) any Person (other than (A) the Company or any Subsidiary, (B) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any Person who is as of the date and time of this Agreement the Beneficial Owner of twenty percent (20%) or more of the total voting power of the Voting Shares) becomes, after the date of this Agreement,


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         the  Beneficial  Owner of twenty  percent (20%) or more, but no greater than fifty percent (50%), of the total voting power of the Voting Shares, unless prior thereto the Continuing Directors approve the transaction that results in such Person becoming the Beneficial Owner of twenty percent (20%) or more, but no greater than fifty percent (50%), of the total voting power of the Voting Shares;

                           (ii) any Person (other than (A) the Company or any Subsidiary, (B) any pension, profit sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any Person who is as of the date and time of this Agreement the Beneficial Owner of twenty percent (20%) or more of the total voting power of the Voting Shares) is or becomes, after the date of this Agreement, the Beneficial Owner of more than fifty percent (50%) of the total voting power of the Voting Shares, regardless of the whether the transaction or event by which the fifty percent (50%) level is exceeded is approved by the Continuing Directors;

                           (iii)  At any time  Continuing  Directors  no  longer
         constitute a   majority of   the  Board of Directors of the Company; or

                           (iv) The consummation of (A) a merger or consolidation of the Company, statutory share exchange, or other similar transaction (other than such a transaction that is solely for the purpose of changing the domicile of the Company) with another corporation, partnership, or other entity or enterprise in which either the Company is not the surviving or continuing corporation or shares of common stock of the Company are to be converted into or exchanged for cash, securities other than common stock of the Company, or other property, (B) a sale or disposition of all or substantially all of the assets of the Company, or (C) the dissolution of the Company.


                  (g) "Claim" means any threatened, pending or completed action, suit, arbitration or proceeding against or directed at Indemnitee whether brought by or in the right of the Company or otherwise, or any inquiry or investigation against or directed at Indemnitee that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

                  (h) "Continuing Directors" means directors (i) who were directors of the Company at the beginning of the 24-month period ending on the date the determination is made (the "Period"), or (ii) whose election, or nomination for election, by the Company's stockholders was approved by (A) at least a majority of the directors who are in office at the time of the election or nomination and who either (i) were directors at the beginning of the Period, or (ii) were elected, or nominated for election, by a at least a majority of the directors who were in office at the time of the election or nomination and were directors at the beginning of the Period, or (B) a committee of the Board of Directors elected or approved by at least a majority of the directors who are in office at the time of the election or approval of such committee and who either
(i) were directors at the beginning of the Period, or (ii) were elected, or nominated for election, by at least a majority of the directors


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who were in office at the time of such election or nomination and were directors at the beginning of the Period.

                  (i) "D & O Insurance" means any valid directors' and officers' liability insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

                  (j) "Determination" means a determination, and "Determined" means a matter which has been determined based on the facts known at the time, by: (i) a majority vote of a quorum of Disinterested Directors, or (ii) if such quorum is not obtainable, or even if obtainable, if a quorum of Disinterested Directors so directs, by Independent Legal Counsel in a written opinion addressed to the Company and Indemnitee, or in the event there has been a Change in Control, by (A) Special Independent Counsel (in a written opinion addressed to the Company and Indemnitee) selected by Indemnitee as set forth in Section 6, or (B) a majority vote of a quorum of Disinterested Directors of the Board of Directors of the Company or of the ultimate parent entity of the Company or Independent Legal Counsel as set forth in Section 6, or (iii) a majority of the Disinterested Stockholders of the Company, or (iv) a final adjudication by a court of competent jurisdiction.

                  (k) "Disinterested Director" means a director of the Company (or, if applicable, the ultimate parent entity of the Company) who is not and was not a party to the Claim giving rise to the subject matter of a Determination.

                  (l) "Disinterested Stockholder" means a stockholder of the Company who is not and was not a party to the Claim giving rise to the subject matter of a Determination.

                  (m) An "Employee Plan Fiduciary" means a Person who serves in a fiduciary capacity with respect to an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) of the Company or any Subsidiary.

                  (n) "Equity Security" has the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Act.

                  (o) "Excluded Claim" means any payment for Losses and Expenses in connection with any Claim: (i) based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or (ii) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal; or (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Act; or (iv) resulting from Indemnitee's fraudulent, deliberately dishonest or willful misconduct, conduct in bad faith or a knowing violation of law (including criminal law); or (v) the payment of which by the Company under this Agreement is not permitted by applicable law; or (vi) based upon or attributable to an intentional infliction of harm on the Company or its stockholders; or (vii) based upon any violation of Section 174 of the State Corporation Law, as amended.

                  (p) "Expenses" means any reasonable expenses incurred by Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events, including, without limitation, reasonable attorneys fees and all other reasonable costs, expenses and obligations paid


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or incurred in connection with investigating,  defending,  being a witness in or participating in (including on appeal) or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (q) "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

                  (r) "Indemnifiable Event" means any event or occurrence, occurring prior to or after the date of this Agreement, related to the fact that Indemnitee is or was a director, officer, employee, trustee, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, committee member, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by Indemnitee, including, but not limited to, any breach of duty, neglect, error, misstatement, misleading statement, omission, or other act done or wrongfully attempted by Indemnitee, or any of the foregoing alleged by any claimant, in any such capacity.

                  (s) "Independent Legal Counsel" means a law firm or a member of a law firm that (i) neither is nor in the past five years has been retained to represent any material matter by the Company, any Subsidiary, Indemnitee or any other party to the Claim, (ii) under applicable standards of professional conduct then prevailing would not have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee"s rights to indemnification under this Agreement, and (iii) is reasonably acceptable to the Company and Indemnitee.

                  (t) "Losses" means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, attorneys' fees, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

                  (u) "Person" means any individual, partnership, corporation, limited liability partnership, limited liability corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  (v) "Relative" means a Person's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law and brothers- and sisters-in-law.

                  (w) "Reviewing Party" means any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including Independent Legal Counsel and Special Independent Counsel) who is not a party to the particular Claim for which Indemnitee is seeking indemnification.

                  (x) A "Rule" shall refer to a rule of the General Rules and Regulations under the Act.



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                  (y) A "Special  Independent  Counsel" means  Independent Legal
Counsel that shall have the authority and responsibility more fully set forth in
Section 6 hereof and shall be compensated by the Company as more fully set forth in said section.

                  (z) The "State Corporation Law" means the General Corporation Law of the State of Delaware.

                  (aa) "Subsidiary" means any corporation of which more than fifty percent (50%) of any class of Equity Security is owned, directly or indirectly, by the Company.

                  (bb) "Voting Shares" means any issued and outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.

         2. Basic Indemnification Agreement. In consideration of, and as an inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company shall advance Expenses to and indemnify and hold Indemnitee harmless to the fullest extent authorized by law, against any and all Expenses and Losses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses and Losses of such Claim), whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement.

         3. Limitations on  Indemnification.  Notwithstanding  the provisions of
Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute an Excluded Claim; (b) to the extent Indemnitee is indemnified by the Company and has actually received payment pursuant to the By-laws, Certificate of Incorporation, D&O Insurance, or otherwise; or (c) other than pursuant to the last sentence of Section 4(d) or Section 13, in connection with any Claim initiated by Indemnitee, unless the Company has joined in or the Board of Directors has authorized such Claim. Indemnitee shall have the right to appeal any Determination to a court of competent jurisdiction and if successful shall be entitled to receive indemnification against or for any Losses and Expenses incurred in connection with such appeal.

         4.       Indemnification Procedures

                  (a) Within ten (10) days after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof and shall include in or with the notice such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a notice from Indemnitee, advise the Board of Directors in writing that Indemnitee has requested indemnification. The foregoing notwithstanding, any failure by Indemnitee to notify the Company of the commencement of any Claim will not relieve the Company of any liability that it may have to Indemnitee hereunder, except


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to the extent that the Company  demonstrates  that the defense of such action is prejudiced by Indemnitee's failure to give such notice. Indemnitee agrees further not to make any admission or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with the second to last sentence of Section 4(d).

                  (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter use reasonable efforts to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

                  (c) To the extent the Company does not, at the time of the Claim, have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, or in the event and to the extent that the D&O Insurance then in effect fails to pay Expenses arising out of such Claim or the insurer fails to assume the defense of the Claim, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel reasonably satisfactory to Indemnitee , upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by the Indemnitee in connection with such defense other than reasonable Expenses of investigation incurred by Indemnitee at the request of the Company; provided that Indemnitee shall have the right to employ his or her own counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided further that if: (i) the employment of counsel by Indemnitee at the Company's expense has been previously authorized by the Company; (ii) there is, under applicable standards of professional conduct, a conflict of interest on any significant issue between the positions of the Company and Indemnitee in the conduct of any such defense; or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company; provided, however, that the Indemnitee together with all other parties being indemnified by the Company under agreements similar to this Agreement or the Certificate of Incorporation or By-laws, shall be entitled as a group to retain only one law firm to represent them in any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more such indemnitees, in which case each indemnitee with respect to whom such a conflict exists (or group of indemnitees who among them have no such conflict) may retain one separate law firm. In addition,
Indemnitee shall have the right to appeal any Determination to a court of competent jurisdiction, and if successful shall be entitled to receive indemnification against and for Losses and Expenses incurred in connection with such appeal.

                  (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor (which shall in no event be made prior to Indemnitee being liable therefor) unless a Determination is made that the Claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligation to pay


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Expenses under Section 4(c) of this Agreement prior to the final  disposition of any Claim shall be made within twenty (20) days of Indemnitee's written request therefor (which shall in no event be made prior to Indemnitee being liable therefor) and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this Agreement. In the event the Company takes the position that the Indemnitee is not entitled to indemnification in connection with any Claim, the Indemnitee shall have the right at Indemnitee's own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, by written notice given to the Company within ten (10) days after the Company has notified the Indemnitee in writing of its contention that the Indemnitee is not entitled to indemnification. If it is
subsequently   determined  in   connection   with  such   proceeding   that  the
Indemnifiable Events are not Excluded Claims and that the Indemnitee, therefore, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify the Indemnitee.

                  (e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement; and, further, Indemnitee shall pay the costs and expenses of the Company if it obtains such a determination and such court further determines that the position of such Indemnitee was not made in good faith or was frivolous.

                  (f) Indemnitee agrees to cooperate with any Persons making a Determination with respect to Indemnitee's entitlement to indemnification under this Agreement, including providing to such Person upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and is reasonably necessary to such Determination. Any Expenses incurred by Indemnitee in so cooperating with the Persons making such Determination shall be borne by the Company (irrespective of the Determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold the Indemnitee harmless therefrom.

         5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not be required to obtain the consent of Indemnitee to the settlement of any Claim which the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

         6. Change in Control; Extraordinary Transactions. (a) The Company and Indemnitee agree that if there is a Change of Control of the sort set forth in clause (i) of Section 1(f), then all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made by a majority vote of a quorum of Disinterested Directors of the Company, or if the Company is a Subsidiary of any other Person, then by a majority vote of a quorum of Disinterested Directors of the ultimate parent entity of the Company, or if such


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



a quorum is not obtainable, or even if obtainable, if a quorum of Disinterested Directors of the Company or the ultimate parent entity of the Company so directs, by Independent Legal Counsel in a written opinion addressed to the Company and Indemnitee, or, in any such case, by a court of competent jurisdiction. The Company and Indemnitee agree that if there is a Change in Control of the Company other than a Change of Control of the sort set forth in clause (i) of Section 1(f), then all Determinations thereafter with respect to the rights of Indemnitee to be paid Losses and Expenses under this Agreement shall be made only by a Special Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) or by a court of competent jurisdiction. The Company shall pay the reasonable fees of such Special Independent Counsel and shall indemnify such Special Independent Counsel against any and all reasonable expenses (including reasonable attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  (b) The Company covenants and agrees that, in the event of a Change in Control of the sort set forth in clause (iv) of Section 1(f), the Company will use all reasonable efforts (i) to have the obligations of the Company under this Agreement expressly assumed by the surviving, purchasing or succeeding entity, or (ii) otherwise to adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner reasonably acceptable to the Indemnitee.

         7. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         8. Non-exclusivity, Duration, Etc. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the By-laws, the State Corporation Law, any other agreement, any vote of Disinterested Stockholders or Disinterested Directors or otherwise, both as to action in the Indemnitee's official capacity and as to action in any other capacity by holding such office, and the rights and obligations under this Agreement shall continue in full force and effect after the Indemnitee ceases to serve the Company as a director, officer, employee, agent or fiduciary, and for so long as the Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event and until all applicable statutes of limitation have expired. To the extent that a change in the State Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the By-laws, Certificate of Incorporation or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. In the event that a change in the State Corporation Law (whether by statute or judicial decision) narrows the right of the Company to indemnify its directors, officers, employees or fiduciaries, such change, to the extent not otherwise required by such law, statute or decision to be applied to this Agreement, shall not affect this Agreement or the parties' rights and obligations hereunder.

         9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee, if an officer or director of the Company, shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company. The Company shall have no obligation to maintain insurance providing directors' and officers' liability coverage if the Company determines in good faith that such insurance is not reasonably available or is too expensive, the premium costs for such insurance are disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

         10. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         11. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses and Losses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith. In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

         12. Liability of Company. The Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and the Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

         13.      Enforcement.

                  (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, Independent Legal Counsel, the Special Independent Counsel or the Company's stockholders, and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder.

                  (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, to the extent that Indemnitee is the prevailing party Indemnitee shall be entitled to be paid all court costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action.

         14. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provisions and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without reference to the choice of law provisions of such State.

         16. Consent to Jurisdiction. The Company and the Indemnitee each hereby consent to the non-exclusive jurisdiction of the courts of the State of Alabama for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement may be brought in the state and Federal courts of the State of Alabama.

         17. Notices. All notices or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, telegraphed, telexed, sent by facsimile transmission sent by registered or certified mail, return receipt requested, with postage prepaid, or by nationally recognized overnight courier, addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

                  (a)      If to the Company to:

                           Cavalier Homes, Inc.
                           Highway 41 North and Cavalier Road
                           Addison, Alabama 35540
                           Fax: 205/747-3044
                           Attn: __________________

                           With a copy to:






                  (b)      If to the Indemnitee, to:

                           Mr. Barry B. Donnell
                           Cavalier Homes, Inc.
                           719 Scott Avenue, Suite 600
                           P.O. Box 5003
                           Wichita Falls, TX  76307
                           Fax: 940/766-4616

         18. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

         19. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) binding upon and inure to the benefit of any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

         20. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.


                                             [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.


                                              CAVALIER HOMES, INC.

                                              By:

                                              ----------------------------------
                                                         Printed Name

                                              Title:


ATTEST:

By:

---------------------------------
           Printed Name

Title:


                                              INDEMNITEE

                                              [L.S.]
                                              ----------------------------------



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